AMENDED AND RESTATED TRUST AGREEMENT among NELNET PRIVATE STUDENT LOAN FINANCING CORPORATION, as Depositor, UNION BANK AND TRUST COMPANY, as Trustee, and U.S. BANK TRUST NATIONAL ASSOCIATION, as Delaware Trustee Dated as of December 21, 2018 4814-8521-2291.2

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS AND USAGE .................................................................................. 1 Section 1.01 Definitions and Usage................................................................................ 1 ARTICLE II ORGANIZATION.................................................................................................... 3 Section 2.01 Creation of Trust; Name ............................................................................ 3 Section 2.02 Office .......................................................................................................... 3 Section 2.03 Purposes and Powers ................................................................................. 3 Section 2.04 Covenants Regarding Operations .............................................................. 4 Section 2.05 Appointment of Trustee and Delaware Trustee ......................................... 9 Section 2.06 Initial Capital Contribution of Trust Estate............................................... 9 Section 2.07 Declaration of Trust ................................................................................. 10 Section 2.08 Liability of the Certificateholder ............................................................. 10 Section 2.09 Title to Trust Property ............................................................................. 10 Section 2.10 Representations, Warranties and Covenants of the Depositor ................ 10 Section 2.11 Intended Tax Characterization of the Trust ............................................. 11 Section 2.12 Subsidiary Trust Account ......................................................................... 12 ARTICLE III TRUST CERTIFICATE ....................................................................................... 12 Section 3.01 Initial Beneficial Ownership .................................................................... 12 Section 3.02 Corporate Trust Office ............................................................................. 12 Section 3.03 The Trust Certificate. ............................................................................... 13 ARTICLE IV ACTIONS BY TRUSTEE .................................................................................... 15 Section 4.01 Prior Notice to the Certificateholder with Respect to Certain Matters ..................................................................................................... 15 Section 4.02 Action with Respect to Sale of the EducationLoans................................. 16 Section 4.03 Action with Respect to Bankruptcy .......................................................... 16 Section 4.04 Restrictions .............................................................................................. 16 ARTICLE V APPLICATION OF TRUST FUNDS; CERTAIN DUTIES ................................. 16 Section 5.01 Application of Trust Funds ...................................................................... 16 Section 5.02 Method of Payment .................................................................................. 16 Section 5.03 No Segregation of Moneys; No Interest ................................................... 17 i 4814-8521-2291.2

TABLE OF CONTENTS (continued) Page Section 5.04 Reports to the Certificateholder, the Internal Revenue Service and Others ....................................................................................................... 17 ARTICLE VI AUTHORITY AND DUTIES OF TRUSTEE...................................................... 17 Section 6.01 General Authority .................................................................................... 17 Section 6.02 General Duties ......................................................................................... 17 Section 6.03 Action upon Instruction............................................................................ 18 Section 6.04 No Duties Except as Specified in this Agreement or in Instructions ....... 18 Section 6.05 No Action Except Under Specified Documents or Instructions ............... 19 Section 6.06 Restrictions .............................................................................................. 19 ARTICLE VII CONCERNING THE TRUSTEE AND THE DELAWARE TRUSTEE ...................................................................................................... 19 Section 7.01 Acceptance of Trusts and Duties.............................................................. 19 Section 7.02 Representations, Warranties and Covenants of the Trustee and the Delaware Trustee ..................................................................................... 22 Section 7.03 Reliance; Advice of Counsel .................................................................... 23 Section 7.04 Not Acting in Individual Capacity ........................................................... 23 Section 7.05 Trustee and Delaware Trustee Not Liable for Trust Certificate or Education Loans ...................................................................................... 23 Section 7.06 Duties of the Delaware Trustee ............................................................... 24 ARTICLE VIII COMPENSATION AND INDEMNITY OF TRUSTEE AND DELAWARE TRUSTEE............................................................................... 25 Section 8.01 Trustee’s and Delaware Trustee’s Fees and Expenses............................ 25 Section 8.02 Payments to the Trustee and to the Delaware Trustee ............................ 25 Section 8.03 Indemnity.................................................................................................. 25 Section 8.04 Certificateholder to Assume Liability. ..................................................... 26 ARTICLE IX TERMINATION OF TRUST AGREEMENT ..................................................... 26 Section 9.01 Termination of Trust Agreement .............................................................. 26 ARTICLE X SUCCESSOR TRUSTEES AND DELAWARE TRUSTEES AND ADDITIONAL TRUSTEES AND DELAWARE TRUSTEES .................... 27 Section 10.01 Eligibility Requirements for Trustee and Delaware Trustee ................... 27 ii 4814-8521-2291.2

TABLE OF CONTENTS (continued) Page Section 10.02 Resignation or Removal of Trustee or the Delaware Trustee.................. 27 Section 10.03 Successor Trustee or Delaware Trustee .................................................. 28 Section 10.04 Merger or Consolidation of Trustee or Delaware Trustee ...................... 28 Section 10.05 Appointment of Co-Trustee or Separate Trustee ..................................... 29 ARTICLE XI MISCELLANEOUS ............................................................................................. 30 Section 11.01 Supplements, Amendments and Waivers .................................................. 30 Section 11.02 No Legal Title to Trust Estate in the Certificateholder ........................... 31 Section 11.03 Limitations on Rights of Others ............................................................... 31 Section 11.04 Notices...................................................................................................... 31 Section 11.05 No Waivers; Remedies ............................................................................. 32 Section 11.06 Successors and Assigns ............................................................................ 32 Section 11.07 Governing Law......................................................................................... 32 Section 11.08 Severability .............................................................................................. 32 Section 11.09 Waiver of Jury Trial ................................................................................. 32 Section 11.10 Bankruptcy Non-Petition and Limited Recourse ..................................... 32 Section 11.11 No Recourse ............................................................................................. 33 Section 11.12 Execution in Counterparts ....................................................................... 33 Section 11.13 Entire Agreement ..................................................................................... 33 Section 11.14 Limitation of Liability .............................................................................. 33 Section 11.15 Section Titles ............................................................................................ 34 Section 11.16 Force Majeure ......................................................................................... 34 Section 11.17 Patriot Act Compliance............................................................................ 34 Section 11.18 Survival .................................................................................................... 34 EXHIBIT A — Form of Trust Certificate EXHIBIT B — Schedule of Initial Education Loans iii 4814-8521-2291.2

AMENDED AND RESTATED TRUST AGREEMENT This AMENDED AND RESTATED TRUST AGREEMENT (this “Agreement”) is made as of December 21, 2018 among NELNET PRIVATE STUDENT LOAN FINANCING CORPORATION, a Nebraska corporation, as depositor (in such capacity, the “Depositor”), UNION BANK AND TRUST COMPANY (“UB&T”), a Nebraska state-chartered commercial bank, acting hereunder not in its individual capacity but solely as trustee (the “Trustee”), and U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as Delaware trustee (in such capacity, and not in its individual capacity, the “Delaware Trustee”). W I T N E S E T H: WHEREAS, the Depositor, the Trustee and the Delaware Trustee are parties to the Trust Agreement, dated as of December 20, 2018 (the “Short-Form Trust Agreement”) pursuant to which a trust known as “Nelnet Legacy Private Loans Trust” (the “Trust”) was established; and WHEREAS, the Depositor, the Trustee and the Delaware Trustee wish to amend and restate the Short-Form Trust Agreement upon the terms and conditions set forth herein, pursuant to which the Trust will initially issue a trust certificate (the “Trust Certificate”). NOW THEREFORE, the parties hereto agree as follows: ARTICLE I DEFINITIONS AND USAGE Section 1.01 Definitions and Usage. Capitalized terms used but not otherwise defined herein are defined in the Master Repurchase Agreement, dated as of December 21, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), among Nelnet Private Student Loan Financing Corporation, as seller (in such capacity, the “Seller”), Bank of America, N.A., as buyer (the “Buyer”), and the Trust, pursuant to which the Seller will sell the Trust Certificate to the Buyer. The principles of construction and rules of interpretation set forth in Section 1.2 of the Repurchase Agreement shall apply, mutatis mutandis, to this Agreement, with each reference to “this Agreement” in such Section being a reference to this Agreement. “Bankruptcy Action” means to (i) commence any case, proceeding or other action or file a petition (a) under any existing or future bankruptcy, insolvency or similar statute, law or regulation that seeks (1) to adjudicate the Trust a bankrupt or insolvent or (2) to have an order for relief entered with respect to the Trust, or (b) under any existing or future statute, law or regulation that seeks the reorganization, arrangement, adjustment, wind up, liquidation, dissolution, composition or other relief with respect to the Trust or its debts, (ii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iii) seek or consent to the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or all or a substantial part of its property, (iv) except as required by applicable law, admit the Trust’s inability to pay its debts generally as they become due, (v) make a general assignment by the Trust for the benefit of creditors, (vi) file an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Trust in a proceeding of the type described in 4814-8521-2291.2 clauses (i) through (v) of this definition, (vii) cause the Trust not to pay its debts as such debts become due within the meaning of the Bankruptcy Code, or (viii) authorize, take any action in furtherance of, consent to or acquiesce in any of the foregoing or any similar action or other proceedings under any federal or state bankruptcy, insolvency or similar law on behalf of, or with respect to, the Trust, or in connection with any obligations relating to the Trust Certificate, the Trust Documents, this Agreement or any other agreement to which the Trust is a party or a beneficiary. “Certificateholder” means the Persons or Person in whose name the Trust Certificate is registered in the Trust Certificate Register on the applicable date. “Delaware Statutory Trust Act” means Chapter 38 of Title 12, Part V of the Delaware Code, entitled “Treatment of Delaware Statutory Trusts.” “Education Loan” means private student loans originated pursuant to College Loan Corporation’s private student loan program. “Enumerated Action” means any of the following: (i) any amendment or waiver in respect of any provision of this Agreement; (ii) any dissolution, termination or liquidation of the Trust; (iii) the taking of a Bankruptcy Action in respect of any obligations relating to the Trust Certificate or this Agreement; (iv) permitting the Trust to merge or consolidate with or into another entity; (v) permitting the creation of any lien on the Trust Estate not contemplated by the Facility Documents or an express provision of this Agreement; (vi) permitting the Trust to incur any indebtedness not contemplated by the Facility Documents or an express provision of this Agreement; or (vii) the issuance of any additional Trust Certificates with respect to the Trust. “Responsible Officer” means, with respect to the Delaware Trustee, any officer working in the corporate trust department of the Delaware Trustee having direct responsibility for the administration of this Agreement, and with respect to the Trustee, any officer working in the corporate trust department of the Trustee having direct responsibility for the administration of this Agreement. “Treasury Regulations” means the temporary, proposed or final Income Tax Regulations promulgated by the Department of the Treasury. “Trust Certificate” means a certificate issued by the Trust evidencing a beneficial ownership interest in the Trust as set forth thereon. “Trust Certificate Register” means a register kept by the Trust Certificate Registrar in which, subject to such reasonable regulations as it may prescribe, the Trust Certificate Registrar shall provide for the registration of the Trust Certificate and the registration of transfers of the Trust Certificate. “Trust Certificate Registrar” means the initial registrar appointed pursuant to Section 3.03(c) hereof. “Unwind Rights” means the Buyer’s right (in its capacity as Buyer), upon the occurrence of an Event of Default under the Repurchase Agreement that has not been waived by the Buyer, 2 4814-8521-2291.2 to directly acquire or liquidate, transfer or otherwise dispose of (either directly or by instructing the Trustee) the Trust Estate. ARTICLE II ORGANIZATION Section 2.01 Creation of Trust; Name. There is hereby continued a Trust located in the State of Delaware and known as “Nelnet Legacy Private Loans Trust”, in which name the Trustee and the Delaware Trustee may continue to conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust. The Trust is a statutory trust within the meaning of Section 3801(a) of the Delaware Statutory Trust Act for which the Delaware Trustee has filed a certificate of trust with the Secretary of State of the State of Delaware pursuant to Section 3810(a) of the Delaware Statutory Trust Act. Section 2.02 Office. The Delaware office of the Trust is in care of the Delaware Trustee at its corporate trust office referred to in Section 3.02 hereof or at such other address in Delaware as the Delaware Trustee may designate by written notice to the Depositor. The general administrative office of the Trust is in care of the Trustee at its corporate trust office referred to in Section 3.02 hereof or at such other address as the Trustee may designate by written notice to the Depositor and the Certificateholder. Section 2.03 Purposes and Powers. The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities: (a) to hold, sell and dispose of Education Loans and related assets contributed by the Depositor; (b) to grant a security interest in the Subsidiary Trust Asset Collateral to the Buyer pursuant to Section 6.1(b) of the Repurchase Agreement; (c) to enter into and perform its obligations and exercise its rights under this Agreement, the Repurchase Agreement, the Servicing Agreement and any other Facility Document to which the Trust is a party (the “Trust Documents”); (d) to establish and maintain the Subsidiary Trust Account in accordance with the Repurchase Agreement and the Subsidiary Trust Account Control Agreement; (e) subject to compliance with the Trust Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of deposits to the Subsidiary Trust Account and the Collection Account required by the Repurchase Agreement; and (f) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Trust Documents. The Trust 3 4814-8521-2291.2 shall not acquire any asset or derivative that may not be acquired or held by entities relying upon the loan securitization exclusion (the “Loan Securitization Exclusion”),1 and therefore are not “covered funds” under Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and its implementing regulations (collectively, the “Volcker Rule”).2, and, until the Repurchase Agreement is terminated, the Trust is only permitted to engage transactions that facilitate of the repurchase transaction between the Depositor and the Buyer pursuant to the Repurchase Agreement described above. The parties hereto hereby agree that, notwithstanding anything herein to the contrary, the entering into and performance by the Trust (and execution thereof by the Trustee on its behalf) of the Trust Documents in accordance with the terms and conditions hereof shall not be deemed to cause the Trust to have violated, or to have failed to comply with, any of the foregoing restrictions or covenants set forth in this Section or any other restrictions or covenants contained in this Agreement. Section 2.04 Covenants Regarding Operations. The Trust shall comply with the following: (a) Subject to Section 4.03 hereof, and notwithstanding any prior termination of this Agreement, to the fullest extent permitted by law, none of the Delaware Trustee, the Trustee, the Depositor or the Certificateholder shall take or authorize any Bankruptcy Action. (b) To the fullest extent permitted by law and notwithstanding any other provision to the contrary in this Agreement or any other agreement, document or instrument executed by the Trust (except as otherwise provided in the Agreement and the Facility Documents), and so long as the Agreement is in effect, the Certificateholder and the Depositor shall cause the Trust to, and the Trust shall: (i) do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Delaware statutory trust in good standing and its rights (charter and statutory) under the laws of the State of Delaware, preserve and keep in full force and effect its existence, rights and franchises, obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and any agreement to which the Trust is a party, and observe all applicable procedures and provisions required by this Agreement and the laws of the State of Delaware; (ii) except as required by law, not amend, alter, waive, change or repeal (A) its Certificate of Trust, (B) the definitions in this Agreement of the capitalized terms used in this Section or any of the definitions of the terms that form any part thereof or (C) this Section or Sections 2.03, 2.11, 4.03 or Article VIII hereof without the prior written 1 12 C.F.R. § 248.10(c)(8). 2 12 C.F.R. Part 248. The Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) is one of five federal regulatory agencies which jointly adopted the final version of the Volcker Rule. With respect to the Federal Reserve Board, the Volcker Rule constitutes Federal Reserve Regulation VV. 4 4814-8521-2291.2

consent of the Buyer (unless the Repurchase Agreement has been terminated and all obligations owed thereunder to the Buyer have been paid in full); (iii) maintain its own bank accounts and correct and complete financial and other entity records, accounts and books of account separate and distinct from those of any other Person; not commingle its records, accounts, books of account and bank accounts with the organizational or other records, accounts, books of account or bank accounts of any other Person and cause such records, accounts, books of account and bank accounts to reflect the separate existence of the Trust; (iv) act solely in its own name and through a Responsible Officer (as defined in the Repurchase Agreement) or its agents in the conduct of its business, prepare all Trust correspondence in the Trust’s name, hold itself out as a separate entity from any other Person, conduct its business so as not to mislead others as to the identity of the entity with which they are concerned, correct any misunderstanding regarding its separate identity known to the Trust, refrain from engaging in any activity that compromises the separate legal identity of the Trust, and strictly comply with all organizational and statutory formalities to maintain its separate existence; (v) take such actions as may be necessary to authorize each of the Trust’s actions as may be required by applicable law, this Agreement and any other agreement to which the Trust is a party; (vi) at any time that the Trust is not treated as a disregarded entity or part of a consolidated group filing consolidated returns for federal income tax purposes, file or cause to be filed its own tax and information returns, if any, as may be required of the Trust under applicable federal, state and local law, and pay any taxes out of its own funds so required to be paid under applicable law from its own assets; (vii) except for the Delaware Trustee’s or the Trustee’s standard practice regarding maintenance of funds and assets, not commingle its funds or assets with funds or assets of any other Person; (viii) segregate and separately maintain (or cause to be maintained) its funds and assets as identifiable funds and assets held in its name (except with respect to holding funds or assets in its name, to the extent that such funds or assets are required under the Agreement to be held in an account in the name of a servicer, custodian or trustee with respect to any accounts established hereunder) and with its own tax identification number, if any, in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual funds or assets from the funds or assets of any other Person, which funds and assets shall at all times be held by or on behalf of the Trust and used only for the business of the Trust; (ix) prepare and maintain annual and quarterly (or more frequent) financial statements separate from any other Person, pay or bear out of its own funds the cost of preparation of its own financial statements and disclose in the annual financial statements 5 4814-8521-2291.2 of the Trust the effects of its transactions in accordance with generally accepted accounting principles; (x) Except as permitted under the Facility Documents, not permit the financial statements of the Trust, or any consolidated or combined financial statements which consolidate or combine the assets and earnings of the Certificateholder or any Affiliate of the Certificateholder with those of the Trust, to state that the assets of the Trust are or will be available to creditors of any of its Affiliates, the Certificateholder or any Affiliate of the Certificateholder; (xi) maintain an arm’s-length relationship with its Affiliates, the Depositor and the Certificateholder and their respective Affiliates, not enter into any contract or agreement or any amendment thereof with any of its Affiliates, the Depositor or the Certificateholder or their respective Affiliates unless the terms thereof are commercially reasonable, and substantially similar to those that would be available on an arm’s-length basis with third-parties, and transact all business with its Affiliates, the Depositor, the Certificateholder and their respective Affiliates pursuant to enforceable agreements with material terms established at the inception that will not be amendable except with the consent of each of the parties to such agreement; (xii) to the extent that the Trust leases premises from the Certificateholder or its Affiliates, pay appropriate, fair and reasonable compensation or rental to the lessor; (xiii) be directly responsible for the costs of its own outside legal, auditing and other similar services and pay its taxes, liabilities and operating expenses only out of its funds and not pay from its assets any obligations or indebtedness of any other Person; (xiv) pay from its own funds the salaries of its own employees, if any, and maintain a sufficient number of employees in light of its contemplated business operations; (xv) pay compensation from its own funds to independent contractors for performing services or incurring expenses in connection with such services for the Trust in an amount equal to the fair value of such services and expenses; (xvi) allocate fairly and reasonably between the Trust and any other Person pursuant to a written agreement all expenses that are shared with such Person, including any overhead, rent, or other compensation paid for shared or leased office space; (xvii) not act as an agent of the Certificateholder, the Delaware Trustee, the Trustee or their respective Affiliates; (xviii) not permit the Depositor, the Certificateholder or their respective Affiliates to act as an agent for the Trust, except as specifically permitted by this Agreement; (xix) not identify itself as a department or division of any other Person in order not (A) to mislead others as to the identity of the entity with which such other party is 6 4814-8521-2291.2 transacting business or (B) to suggest that the Trust is responsible for the debts of any other Person; (xx) use stationery, invoices and checks that are separate from those of any other Person; (xxi) not enter into leases for office space, except as necessary to maintain a principal place of business or the conduct of its operations; (xxii) not be, become or hold itself out (or permit itself to be held out) as being liable for the debts or other obligations of any other Person, or hold out its credit (or permit its credit to be held out) as being available to satisfy the obligation of any other Person; (xxiii) not pledge any property or assets of the Trust (except as permitted by the Facility Documents), lend or advance any moneys to (other than trade receivables in connection with the ordinary course of the Trust’s business), or guarantee (directly or indirectly), endorse (other than the endorsement of negotiable instruments for collection or deposit in the ordinary course of business) or otherwise become contingently liable (directly or indirectly) for the obligations of, or acquire or assume any obligation or liability of, any other Person; (xxiv) except for investments expressly permitted by this Agreement, not make an investment in or for the benefit of, or own or purchase any stock, obligations or securities of or any other interest in, or make any capital contribution to, any other Person; (xxv) not form or acquire any subsidiary; (xxvi) not incur any debt, secured or unsecured, direct or contingent (including, without limitation, guaranteeing any obligation) other than its obligations under the Facility Documents, unsecured debts and liabilities for trade payables and accrued expenses and taxes incurred in the ordinary course of its business that (A) are in amounts that are normal and reasonable under the circumstances, (B) are not evidenced by a promissory note, (C) are paid when due (unless being contested in good faith) and (D) not owed to the Certificateholder or its Affiliates; (xxvii) maintain adequate capital for the normal obligations reasonably foreseeable in a business of the Trust’s size and character and in light of its proposed business operations and liabilities (provided that this clause shall not be deemed a commitment by the Certificateholder to make contributions to the Trust); (xxviii) not engage, directly or indirectly, in any business other than as required or permitted under Section 2.03 hereof; (xxix) not acquire or own any material assets other than the assets and properties to be pledged under the Agreement or as otherwise are necessary to comply with its obligations under the Facility Documents; 7 4814-8521-2291.2

(xxx) properly account in the Trust’s books and financial records for any transactions entered into between the Trust and the Certificateholder, the Depositor or their respective Affiliates; (xxxi) not enter into any contract, except such contracts as necessary to enable the Trust to achieve its purposes as set forth in, or that are otherwise required or permitted by, Section 2.03 hereof; (xxxii) not agree to, enter into or consummate any transaction which would render it unable to confirm that (A) it is not an “employee benefit plan” as defined in Section 3(32) of ERISA, which is subject to Title I of ERISA, or a “governmental plan” within the meaning of Section 3(32) of ERISA; (B) it is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (C) less than 25% of each of its outstanding classes of equity interests are held by a “benefit plan investor” within the meaning set forth in 29 C.F.R. § 2510.3-101(f)(2); (xxxiii) to the fullest extent permitted by applicable law and except as otherwise expressly provided elsewhere in this Section, not take or refrain from taking any act which would make it impossible to carry on the activities of the Trust set forth in Section 2.03 hereof; (xxxiv) except as expressly provided in the Agreement, not knowingly perform any act that would subject (A) the Certificateholder to liabilities of the Trust in any jurisdiction or (B) the Trust to taxation as a corporation under relevant provisions of the Code; (xxxv) not combine, consolidate or merge the Trust into or with any other Person, convert the Trust into an entity that is not a Delaware statutory trust, reorganize or form the Trust in a jurisdiction other than Delaware or, to the fullest extent permitted by applicable law, dissolve, liquidate, wind-up or transfer the ownership of substantially all of its assets; (xxxvi) not enter into the Facility Documents or any other agreement with any intent to hinder, delay or defraud creditors of any Person; (xxxvii) not permit the Trust to be maintained or used to abuse creditors or to perpetrate a fraud, injury or injustice to creditors of any Person; and (xxxviii) cause any agents and other representatives of the Trust to act at all times with respect to the Trust in furtherance of the foregoing. Notwithstanding any provision of this Agreement to the contrary, the Trust has full power and authority and is specifically authorized to execute, deliver and perform (and the Trustee, on behalf of the Trust, is hereby authorized to execute and deliver) the Trust Documents and all documents, agreements, certificates, financing statements and other writings, contemplated thereby or related thereto, all without any further act, vote, consent or approval of the Delaware Trustee, any Certificateholder or other Person whatsoever. The foregoing authorization shall not be deemed to conflict with or violate any restriction contained elsewhere in this Agreement on the 8 4814-8521-2291.2 powers of the Trust or the Trustee on behalf of the Trust to enter into any agreements or transactions. (c) None of the Trust, the Certificateholder, the Depositor or any Person on behalf of the Trust shall, and none of them shall have the authority to, enter into any agreements, written or otherwise (other than the obligations of the Certificateholder under Sections 3.03(f), 7.01(d), 7.01(i) and 8.04 hereof and under the other Facility Documents), pursuant to which the Certificateholder or any of its Affiliates agrees to (i) extend credit or make loans, payments or contributions to or for the Trust, (ii) assume, guaranty or otherwise be obligated for the payment of the obligations or the performance of the Trust, (iii) hold itself out as being liable for the obligations of the Trust or (iv) hold out its credit as being available to satisfy the obligations of the Trust. Section 2.05 Appointment of Trustee and Delaware Trustee. The Depositor hereby appoints the Trustee as trustee of the Trust, effective as of the date hereof, to have all the rights, powers and duties set forth herein and the Trustee accepts such appointment. The Depositor hereby appoints the Delaware Trustee as trustee of the Trust, effective as of the date hereof, for the sole purpose of satisfying Section 3807(a) of the Delaware Statutory Trust Act, and the Delaware Trustee hereby accepts such appointment. Section 2.06 Initial Capital Contribution of Trust Estate. The Depositor shall pay the organizational expenses of the Trust as they may arise or shall, upon the request of the Trustee, promptly reimburse the Trustee for any such expenses paid by the Trustee on behalf of the Trust. The Depositor for value received, does hereby absolutely and unconditionally contribute to the capital of, assign, transfer and convey to, the Trust, without recourse, all of the right, title and interest of the Depositor in, to and under each Education Loan described on the loan schedule attached as Exhibit B hereto, including the promissory notes, contracts or other documentation evidencing the student loans, together with all revenues and recoveries of principal and interest and other payments and cash collections received, together with any security interests or liens and property securing the payment thereof, all records and other documents maintained with respect to the student loans and proceeds of all of the forgoing (the “Trust Estate”). The transfer by the Depositor to the Trust of the Trust Estate as provided herein is intended to be, and to be construed as, an unconditional and absolute capital contribution to the Trust of all of the Depositor’s right, title and interest in, to and under the Trust Estate, without recourse, and not a transfer as security for a loan. The Depositor and the Trust intend that the value of the Depositor’s equity interest in the Trust will be increased by an amount equal to the fair market value of the Trust Estate immediately following their Contribution to the Recipient. The Trust hereby accepts the Trust Estate as a capital contribution from the Depositor to the Trust. It is the intention of the parties hereto that the contribution of the Trust Estate by the Depositor to the Trust as provided in this Agreement for all purposes be, and be construed as, an unconditional and absolute capital contribution to the Trust of all of the Depositor’s right, title and interest in, to and under the Trust Estate, without recourse. Furthermore, neither the Depositor nor the Trust intend that any such contribution be deemed a pledge of the Trust Estate by the Depositor to the Trust to secure a debt or other obligation of the Depositor. If, however, notwithstanding the intention of the parties, the conveyance provided for in this Agreement is determined to be a 9 4814-8521-2291.2 transfer for security, then this Agreement shall also be deemed to be a security agreement and the Depositor hereby grants to the Trust a security interest in all of the Depositor’s right, title and interest in, to and under the Trust Estate. Section 2.07 Declaration of Trust. The Trustee hereby declares that it will hold the Trust Estate, in trust upon and subject to the conditions set forth herein for the benefit of the Certificateholder, subject to the obligations of the Trust under the other Trust Documents and the grant of the security interest to the Buyer. It is the intention of the parties hereto that (i) the Trust constitute a statutory trust under Delaware law, (ii) this Agreement constitute the governing instrument of such trust and (iii) the Trust Certificate represents the beneficial interests therein. Effective as of the date hereof, the Trustee and the Delaware Trustee, as applicable, shall have all the rights, powers and duties set forth herein and in the Delaware Statutory Trust Act with respect to accomplishing the purposes of the Trust. Section 2.08 Liability of the Certificateholder. No Certificateholder (in such capacity) shall have any personal liability for any liability or obligation of the Trust. The rights of the Certificateholder shall be determined as set forth herein and in the Delaware Statutory Trust Act, and the relationship between the parties hereto created by this Agreement shall not constitute indebtedness for any purpose. Section 2.09 Title to Trust Property. Legal title to all of the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be transferred to and vested in a trustee or trustees, in which case title shall be deemed to be vested in the Trustee, a co-trustee and/or a separate trustee, as the case may be; provided that legal title to the Education Loans shall be vested at all times in the Trustee on behalf of the Trust. Any such trustee shall take such part of the Trust Estate subject to the security interest of the Buyer therein established under the Repurchase Agreement. Such trustee’s acceptance of its appointment shall constitute acknowledgement of such security interest and shall constitute a grant to the Buyer of a security interest in all property held by such trustee. Any such trustee authorizes the Depositor and the Buyer to prepare and file all such financing statements naming such trustee as debtor that are necessary or advisable to perfect, make effective or continue the lien of the Buyer and which are in form and substance satisfactory to such trustee. In no event shall title to the Trust Estate be placed in the name of the Delaware Trustee. Section 2.10 Representations, Warranties and Covenants of the Depositor. The Depositor hereby represents, warrants and covenants to the Trustee and the Delaware Trustee as follows: (a) The Depositor is duly organized and validly existing as a Nebraska corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted. (b) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust (or with the Trustee on behalf of the Trust) and the Depositor has duly authorized such sale and assignment and deposit to the Trust (or to the 10 4814-8521-2291.2

Trustee on behalf of the Trust) by all necessary action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary action. (c) This Agreement has been duly executed and delivered by the Depositor and constitutes a legal, valid and binding obligation of the Depositor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors’ rights generally and subject to general principles of equity. (d) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Articles of Incorporation or Bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Trust Documents); nor violate any law or, to the Depositor’s knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties. (e) The Depositor agrees for the benefit of the Certificateholder that it will comply with each of the requirements set forth in its Articles of Incorporation or Bylaws. Section 2.11 Intended Tax Characterization of the Trust. (a) The parties intend that so long as the Trust is viewed as having only a single owner for federal income tax purposes (i) the Trust be classified pursuant to Treasury Regulations promulgated under Section 7701 of the Code as an entity that is disregarded as distinct from the Certificateholder, (ii) until the issuance of the Trust Certificate, the Depositor shall be treated as owning all assets owned by the Trust and having incurred all liabilities incurred by the Trust, (iii) upon the issuance of the Trust Certificate, the Certificateholder be treated as owning all assets owned by the Trust and having incurred all liabilities incurred by the Trust and (iv) that all transactions between the Trust and the Certificateholder be disregarded for tax purposes. (b) If the Trust is ever viewed as having two or more beneficial or equity owners for federal income tax purposes (either because the Trust Certificate is treated as having more than one owner), the parties further intend that the Trust be classified as a partnership pursuant to Treasury Regulations promulgated under Section 7701 of the Code and that all income, gain, loss and expense of the Trust be allocated among such beneficial/equity owners in accordance with the Treasury Regulations then applicable to entities classified as partnerships for tax purposes. At such time, this Agreement may be amended in accordance with Section 11.01 hereof to include provisions, if any, necessary to provide for the maintenance of capital accounts, to allow for allocations that track as closely as possible the manner in which cash and other property have been and are to be distributed under the Repurchase Agreement and this Agreement and to designate a tax matters partner. (c) It is further intended that the Trust be classified for all state and local tax purposes in a manner that is consistent with the foregoing federal income tax characterizations unless and until otherwise required by an applicable state or local taxing authority. 11 4814-8521-2291.2

(d) The Certificateholder, by its acceptance of the Trust Certificate issued hereunder, agrees to be bound by the foregoing intended tax characterizations and to take no action inconsistent with such characterizations unless and until otherwise required by an applicable tax authority. The Certificateholder agrees that if the Trust is ever required to file income tax returns or reports, to cause such returns and reports to be prepared in a manner that is consistent with the foregoing characterizations. Each of the Depositor, the Trustee, the Delaware Trustee and the Certificateholder agree that under no circumstances will they make an election on IRS Form 8832 or otherwise to classify the Trust as an association taxable as a corporation for federal, state or any other applicable tax purpose. Section 2.12 Subsidiary Trust Account. The Trust shall establish and maintain with the Trustee a segregated non-interest bearing time or demand deposit account (the “Subsidiary Trust Account”). The Depositor and the Trust shall cause a Servicer remit all collections (other than Liquidation Proceeds) received by Servicer with respect to the Education Loans owned by the Trust into the Subsidiary Trust Account within two (2) Business Days of receipt thereof. All Liquidation Proceeds received by the Servicer in connection with the sale or other disposition of an Education Loan shall be remitted to the Subsidiary Trust Account on the same day of receipt. On each Remittance Date, amounts on deposit in the Subsidiary Trust Account shall be used as follows: (a) first, to pay all Servicer, Trustee and Delaware Trustee fees, expenses and indemnification then due and owing to the Servicer, the Trustee and the Delaware Trustee with respect to the Subsidiary Trust Assets and pursuant to the express terms of the Facility Documents, but solely to the extent such amounts are unpaid; (b) second, to transfer all remaining amounts, if any, to the Collection Account established pursuant to the Repurchase Agreement until the Repurchase Agreement has been terminated and all obligations owed thereunder to the Buyer have been paid in full, and thereafter to distribute al remaining amounts to the Certificateholder. ARTICLE III TRUST CERTIFICATE Section 3.01 Initial Beneficial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.06 hereof and until the issuance of the Trust Certificate, the Depositor shall be the sole beneficial owner of the Trust. Upon the occurrence of the initial Transaction under the Repurchase Agreement, the Trust Certificate and all beneficial interests therein shall be assigned by the Depositor to the Buyer and the Trust Certificate shall be re-registered in the name of the Buyer. For the avoidance of doubt, until the Repurchase Agreement is terminated and the obligations owed to the Buyer thereunder are paid in full, the Buyer shall, for all intents and purposes, be recognized hereunder as the Certificateholder of the Trust Certificate. Section 3.02 Corporate Trust Office. The Trustee initially designates 6801 S. 27th Street, Lincoln, NE 68512, Attention Jon Gross, Senior Vice President (Jon.Gross@ubt.com), as its principal corporate trust office, at which it shall act as trustee of the Trust. The Delaware Trustee 12 4814-8521-2291.2

initially designates its office located at 300 Delaware Avenue, 9th Floor, Wilmington, Delaware 19801 Attn: Corporate Trust Administration/ Nelnet Legacy Private Loans Trust as its principle corporate trust office in Delaware. Section 3.03 The Trust Certificate. (a) General. The Trust Certificate shall be issued in one registered, definitive physical certificate substantially in the form of Exhibit A hereto intended as a medium for investment and is a security governed by Article 8 of the Uniform Commercial Code and shall be a “security” governed by Article 8 of the New York Uniform Commercial Code. The Certificateholder shall receive payments as provided in Section 2.12 hereof and Section 6.3(d) of the Repurchase Agreement until the Repurchase Agreement is terminated. The Trust Certificate shall be executed on behalf of the Trust by manual or facsimile signature of a Responsible Officer of the Trustee. (b) Authentication. Concurrently with the contribution of the initial Education Loans to the Trust on the Effective Date, the Trustee shall cause the Trust Certificate to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its Responsible Officer (as defined in the Repurchase Agreement), without further action by the Depositor. No Trust Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Trust Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by a Responsible Officer of the Trustee by manual signature; such authentication shall constitute conclusive evidence that such Trust Certificate shall have been duly authenticated and delivered hereunder. The Trust Certificate shall be dated the date of its authentication. (c) Registration of Transfer and Exchange. The Trustee shall be the Trust Certificate Registrar. The Trust Certificate Registrar shall keep or cause to be kept, at its office maintained pursuant to Section 3.02 hereof, a Trust Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of the Trust Certificate and of transfers and exchanges of the Trust Certificate as herein provided. Upon surrender for registration of transfer of the Trust Certificate at its office maintained pursuant to Section 3.02 hereof and delivery thereof to the Trustee, together with a written direction to execute and authenticate, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee, a new Trust Certificate dated the date of authentication by the Trustee or any authenticating agent. At the option of the Certificateholder, the Trust Certificate may be exchanged for another Trust Certificate upon surrender of the Trust Certificate to be exchanged at its office maintained pursuant to Section 3.02 hereof. A Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Trust Certificate Registrar duly executed by the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company; provided, however, that any transfer or exchange from the Depositor to the Buyer, or from the Buyer to the Depositor or to any of their Affiliates or from such Affiliate to any other Affiliate need not have such signature guaranteed. A Trust Certificate 13 4814-8521-2291.2 surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Trustee in accordance with its customary practice. (d) Taxes and Charges. No service charge shall be made for any registration of transfer or exchange of the Trust Certificate, but the Trustee or the Trust Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Trust Certificate. (e) ERISA and Benefit Plans. The Trust Certificate (including any beneficial interest therein) may not be acquired directly or indirectly for, on behalf of or with the assets of (i) an employee benefit plan (as defined in Section 3(3) of ERISA) whether or not subject to the provisions of Title I of ERISA, a plan described in Section 4975(e)(1) of the Code or any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity, (ii) any person who is not a United States person within the meaning of Section 7701(a)(30) of the Code or (iii) any “pass-thru entity” referred to in Section 1(h)(10) of the Code, the income of which pass-thru entity is includible directly or indirectly through one or more other such pass-thru entities by any person referred to in clause (ii) above. By accepting and holding the Trust Certificate, the holder thereof shall be deemed to have represented and warranted that it is not acquiring the Trust Certificate by or for the account of any entity in violation of the above restrictions, and to have agreed that if such restrictions are violated, the holder will promptly dispose of the Trust Certificate. (f) Mutilated, Destroyed, Lost or Stolen Trust Certificate. If (i) the mutilated Trust Certificate shall be surrendered to the Trust Certificate Registrar, or if the Trust Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of the Trust Certificate, and (ii) there shall be delivered to the Trust Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them and the Trust harmless, then in the absence of notice that such Trust Certificate shall have been acquired by a bona fide purchaser, the Trustee, on behalf of the Trust, shall execute and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor. In connection with the issuance of any new Trust Certificate under this Section, the Trustee and the Trust Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate issued pursuant to this subsection (f) shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time. (g) Persons Deemed Owners. Prior to due presentation of the Trust Certificate for registration of transfer, the Trustee and the Trust Certificate Registrar and any agent of either of them may treat the Person in whose name the Trust Certificate shall be registered in the Trust Certificate Register as the owner of such Trust Certificate for the purpose of receiving distributions thereon and for all other purposes whatsoever, and neither the Trustee, the Trust Certificate Registrar nor any agent thereof shall be bound by any notice to the contrary. 14 4814-8521-2291.2

(h) Restrictions on Transfer of the Trust Certificate. (i) The Trust Certificate has not been registered or qualified under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities law. No transfer, sale, pledge or other disposition of the Trust Certificate or any interest therein shall be made unless such transfer is made pursuant to an exemption under the Securities Act. (ii) The prospective transferee shall be aware that the Trust Certificate shall bear legends referring to the restrictions contained in sub-clause (i) above and by its acceptance of the Trust Certificate agrees to abide by such restrictions. (iii) The prospective transferee shall deliver an opinion of counsel addressed to the Trustee, and, if it is not the proposed transferor, the Depositor, to the effect that, (1) as a matter of federal income tax law, such prospective transferee is permitted to accept the transfer of the Trust Certificate, (2) such transfer or pledge would not jeopardize the tax treatment of the Trust, (3) such transfer or pledge would not subject the Trust to any entity-level tax, and (4) such pledge or transfer would not cause the Trust to be treated, for federal income tax purposes, as an association or a publicly traded partnership taxable as a corporation. (iv) No pledge, purchase or transfer of the Trust Certificate shall be effective unless such pledge, purchase or transfer is to a single owner who shall be the registered Certificateholder. In addition, no pledge, purchase or transfer (or purported transfer) of the Trust Certificate shall be effective, and no person shall otherwise become an Certificateholder if after giving effect to such pledge, purchase or transfer (or purported transfer) the Trust would have more than 95 equity owners for federal income tax purposes. For purposes of determining whether the Trust will have more than 95 equity owners, each person indirectly owning an interest the Trust Certificate through a partnership (including an entity treated as a partnership for federal income tax purposes), a grantor trust or an S corporation (each such entity a “flow through entity”) shall be treated as a separate holder unless the Trust Certificate does not constitute substantially all of the value of the assets in such flow through entity. ARTICLE IV ACTIONS BY TRUSTEE Section 4.01 Prior Notice to the Certificateholder with Respect to Certain Matters. With respect to the following matters, the Trustee shall not take action unless at least ten (10) days before the taking of such action, the Trustee shall have notified the Certificateholder in writing of the proposed action and the Certificateholder shall not have notified the Trustee in writing prior to the tenth (10th) calendar day after such notice is given that it has withheld consent or provided alternative direction: (a) the initiation of any material claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Education Loans) and the compromise of any 15 4814-8521-2291.2 material action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of Education Loans); (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Delaware Statutory Trust Act); or (c) the taking of any Enumerated Action with respect to the Trust. Section 4.02 Action with Respect to Sale of the Education Loans. Except as expressly provided in the Trust Documents, the Trustee shall not have the power, except upon the written direction of the Certificateholder, to sell the Education Loans. If an Event of Default has occurred and is continuing under the Repurchase Agreement, the Buyer may exercises the Unwind Rights. Section 4.03 Action with Respect to Bankruptcy. The Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the prior approval of the Certificateholder, acting with the unanimous consent of its Board of Directors (or other governing body), and the delivery to the Trustee by the Certificateholder of a certificate certifying that the Certificateholder reasonably believes that the Trust is insolvent; provided, however, that under no circumstances shall the Trustee commence or join in commencing such proceeding prior to the date that is one year and one day after the termination of the Repurchase Agreement; provided, further, that nothing herein shall be deemed to prohibit the Trustee from filing a claim in, or otherwise participating in, any bankruptcy proceeding filed against the Trust. Section 4.04 Restrictions. Neither the Depositor nor the Certificateholder shall direct the Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Trustee under this Agreement or any of the other Trust Documents or would be contrary to Sections 2.03 or 2.04 hereof nor shall the Trustee be permitted to follow any such direction, if given. ARTICLE V APPLICATION OF TRUST FUNDS; CERTAIN DUTIES Section 5.01 Application of Trust Funds. (a) On each Monthly Distribution Date, any amounts payable in respect of the Trust Certificate shall be paid to the Certificateholder in accordance with Section 2.12 hereof and Section 6.3(d) of the Repurchase Agreement until the Repurchase Agreement is terminated; provided, that after the Obligations under the Repurchase Agreement have been satisfied, all remaining assets of the Trust will be available for distribution to the Certificateholder. (b) In the event that any withholding tax is imposed on any such payment to the Certificateholder, such tax shall reduce the amount otherwise distributable on the Trust Certificate. Section 5.02 Method of Payment. Distributions made to the Certificateholder on any Remittance Date shall be made by wire transfer, in immediately available funds, to the account of such holder at a bank or other entity having appropriate facilities therefor as such holder shall have provided to the Trustee and the Collection Account Bank at least five Business Days prior to such Remittance Date. 16 4814-8521-2291.2

Section 5.03 No Segregation of Moneys; No Interest. Subject to Section 5.01 hereof, moneys received by the Trustee hereunder need not be segregated in any manner except to the extent required by law or any Trust Document and may be deposited under such general conditions as may be prescribed by law, and the Trustee shall not be liable for any interest thereon. Section 5.04 Reports to the Certificateholder, the Internal Revenue Service and Others. The Trustee shall provide (or cause to be provided) any reports or other information required to be provided to the Certificateholder pursuant to the Code, the regulations promulgated thereunder or other applicable law. In addition, the Trustee shall provide (or cause to be provided) any information concerning the Trust Certificate to the Internal Revenue Service or other taxing authority as required under the Code, the Treasury Regulations or other applicable law. ARTICLE VI AUTHORITY AND DUTIES OF TRUSTEE Section 6.01 General Authority. The Trustee is authorized and directed to execute and deliver the Trust Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Trust Documents to which the Trust is to be a party and any amendment thereto, in each case, in such form as the Depositor shall approve as evidenced conclusively by the Trustee’s execution thereof. The Trustee is also authorized and directed on behalf of the Trust (i) to acquire and hold legal title to the Education Loans contributed by the Depositor and (ii) to take all actions required pursuant to the Repurchase Agreement. In addition to the foregoing, the Trustee is authorized to take all actions required of the Trust pursuant to the Trust Documents. The Trustee is further authorized from time to time to take such action as the Depositor directs or instructs, in writing, with respect to the Trust Documents and is directed to take such action to the extent that the Depositor is expressly required pursuant to the Trust Documents to cause the Trustee to act. Section 6.02 General Duties. It shall be the duty of the Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Trust Documents to which the Trust is a party and to administer the Trust in the interest of the Buyer (unless the Repurchase Agreement has been terminated and all obligations owed thereunder to the Buyer have been paid in full) and the Certificateholder subject to and in accordance with the provisions of this Agreement and the other Trust Documents. Without limiting the foregoing, the Trustee shall on behalf of the Trust file and prove any claim or claims that may exist on behalf of the Trust against the Depositor in connection with any claims paying procedure as part of an insolvency or a receivership proceeding involving the Depositor. Notwithstanding the foregoing, the Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the other Trust Documents to the extent the Depositor has agreed to perform any act or to discharge any duty of the Trustee hereunder or under any other Trust Document, and the Trustee shall not be held liable for the default or failure of the Depositor to carry out its obligations hereunder. Except as expressly provided in the Trust Documents, the Trustee shall have no obligation to administer, service or collect the Education Loans or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Education Loans, and the Depositor shall provide for such administration, servicing or collection unless there is an Event of Default under the 17 4814-8521-2291.2

Repurchase Agreement, in which case the Certificateholder shall provide for such administration, servicing or collection. The Trustee shall not be required to advance any funds against collections on the Education Loans or to any party under any Facility Document. Section 6.03 Action upon Instruction. (a) The Trustee shall not be required to take any action hereunder or under any other Trust Document if the Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Trustee or is contrary to the terms hereof, any other Trust Document or is otherwise contrary to law. (b) Whenever the Trustee is unable to determine the appropriate course of action between alternative courses and actions permitted or required by the terms of this Agreement or under any other Trust Document, the Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholder requiring instruction as to the course of action to be adopted, and to the extent the Trustee acts in good faith in accordance with any written instruction of the Certificateholder received, the Trustee shall not be liable on account of such action to any Person. If the Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Trust Documents, as it shall deem to be in the best interests of the Certificateholder, and shall have no liability to any Person for such action or inaction. (c) In the event that the Trustee is unsure as to the application of any provision of this Agreement, or any other Trust Document, or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Trustee or is silent or is incomplete as to the course of action that the Trustee is required to take with respect to a particular set of facts, the Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholder requesting written instruction and, to the extent that the Trustee acts or refrains from acting in good faith in accordance with any such written instruction received, the Trustee shall not be liable, on account of such action or inaction, to any Person. If the Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Trust Documents, as it shall deem to be in the best interest of the Certificateholder, and shall have no liability to any Person for such action or inaction. Section 6.04 No Duties Except as Specified in this Agreement or in Instructions. The Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, service, dispose of or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Trustee is a party, except as expressly provided by the terms of this Agreement, any other Trust Document or in any document or written instruction received by the Trustee pursuant to Section 6.03 herein; and no implied duties or obligations shall be read into this Agreement or any other Trust Document against the Trustee. The Trustee shall have no 18 4814-8521-2291.2 responsibility for the preparation, correctness, accuracy, existence, validity or perfection of any financing statement or filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement or any other Trust Document. The Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, UB&T, in its individual capacity or as the Trustee that are not related to the ownership or the administration of the Trust Estate. Section 6.05 No Action Except Under Specified Documents or Instructions. The Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Trustee pursuant to this Agreement, (ii) in accordance with the other Trust Documents to which it is a party and (iii) in accordance with any document or instruction delivered to the Trustee pursuant to Section 4.02 or 6.03 hereof. Section 6.06 Restrictions. The Trust shall act only through the Trustee or the Depositor (acting pursuant to the terms hereof). Neither the Trustee nor the Depositor shall take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.03 hereof or the other Trust Documents or the covenants regarding operations set forth in Section 2.04 hereof or (b) that, to the actual knowledge of the Trustee or the Depositor, would result in the Trust becoming taxable as a corporation for federal income purposes. Neither the Depositor nor the Certificateholder shall direct the Trustee or the Depositor to take action that would violate the provisions of this Section. ARTICLE VII CONCERNING THE TRUSTEE AND THE DELAWARE TRUSTEE Section 7.01 Acceptance of Trusts and Duties. Each of the Trustee and the Delaware Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Trustee also agrees to disburse or cause to be disbursed all moneys actually received by it constituting part of the Trust Estate upon the terms of this Agreement and the other Trust Documents. Neither the Trustee nor the Delaware Trustee shall be answerable or accountable hereunder or under any other Trust Document under any circumstances, except (i) for its own willful misconduct or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.02 hereof expressly made by the Trustee or the Delaware Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence): (a) neither the Trustee nor the Delaware Trustee shall be liable for any error of judgment made in good faith by an officer or employee of the Trustee or the Delaware Trustee; (b) neither the Trustee nor the Delaware Trustee shall be liable with respect to any action taken or omitted to be taken in good faith by it in accordance with the direction or instructions of the Depositor or the Certificateholder; 19 4814-8521-2291.2

(c) the recitals contained herein and in the Trust Certificate (other than the signature of the Trustee and the certificate of authentication on the Trust Certificate) shall be taken as statements of the Depositor, and neither the Trustee nor the Delaware Trustee shall have any responsibility for the correctness thereof; (d) no provision of this Agreement or any other Trust Document shall require the Trustee or the Delaware Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Trust Document, if the Trustee or the Delaware Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it; (e) under no circumstances shall the Trustee or the Delaware Trustee be liable for indebtedness evidenced by or arising under any of the Trust Documents; (f) except for the representations and warranties included in Section 7.02 hereof, neither the Trustee nor the Delaware Trustee shall be responsible or personally liable for or in respect of the validity, enforceability or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, enforceability, sufficiency, accuracy, value or validity of any of the Trust Estate or for or in respect of the validity, enforceability or sufficiency of the Trust Documents, other than (in the case of the Trustee) the certificate of authentication on the Trust Certificate, and neither the Trustee nor the Delaware Trustee shall in any event assume or incur any liability, duty or obligation to the Buyer, the Depositor or the Certificateholder, other than as expressly provided for herein and in the other Trust Documents; (g) neither the Trustee nor the Delaware Trustee shall be responsible or personally liable for recording this Agreement or any other Trust Document, to prepare or file any financing or continuation statement in any public office at any time or otherwise to perfect or maintain the perfection of any ownership or security interest or lien or to prepare any tax, qualification to do business or securities law filing or report; (h) neither the Trustee nor the Delaware Trustee shall be liable for, or have any duty to supervise or monitor, the action or inaction, default or misconduct of the Depositor, the Buyer or the Servicer under any of the other Trust Documents or otherwise and the Trustee and the Delaware Trustee may assume performance by each of such parties absent written notice or actual knowledge of a Responsible Officer to the contrary, and neither the Trustee nor the Delaware Trustee shall have any obligation or liability to perform the obligations of the Trust under this Agreement or the other Trust Documents that are required to be performed by the Depositor under the Repurchase Agreement or the Servicer under the Servicing Agreement; (i) neither the Trustee nor the Delaware Trustee shall be under any obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Trust Document, at the request, order or direction of the Depositor or Certificateholder, unless the Depositor or such holder has offered to the Trustee or the Delaware Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the 20 4814-8521-2291.2

Trustee or the Delaware Trustee therein or thereby. The right of the Trustee or the Delaware Trustee to perform any discretionary act enumerated in this Agreement or in any other Trust Document shall not be construed as a duty, and neither the Trustee nor the Delaware Trustee shall be answerable for other than its gross negligence or willful misconduct in the performance of any such act; (j) in no event shall the Trustee or the Delaware Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, acts of war or terrorism, insurrection, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunction of utilities, communications, or computer services; it being understood that the Trustee or the Delaware Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance of their respective obligations as soon as practicable under the circumstances; (k) in no event shall the Trustee or the Delaware Trustee be responsible or liable for any special, indirect, punitive, incidental or consequential loss or damage (including, without limitation, lost profits) of any kind whatsoever irrespective of whether the Trustee or the Delaware Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; (l) neither the Trustee nor the Delaware Trustee shall be deemed to have knowledge or notice of any event or information, including any Event of Default under the Repurchase Agreement, or be required to act upon any event or information (including the sending of any notice), unless written notice of such event or information is received by a Responsible Officer and such notice references the event or information. Absent written notice in accordance with this Section, the Trustee and the Delaware Trustee may assume that no such event has occurred. Neither the Trustee nor the Delaware Trustee shall have any obligation to inquire into, or investigate as to, the occurrence of any such event (including any Event of Default). For purposes of determining the Trustee’s or the Delaware Trustee’s responsibility and liability hereunder, whenever reference is made in this Agreement to any event (including, but not limited to, an Event of Default), such reference shall be construed to refer only to such event of which the Trustee or the Delaware Trustee, as the case may be, has received written notice as described in this Section; (m) the Trustee and the Delaware Trustee shall be entitled to rely conclusively on officer’s certificates provided by the Depositor or the Certificateholder, as the case may be, to confirm compliance by the Trust with its covenants and obligations, but shall have no duty to request or otherwise monitor the delivery of such officer’s certificates; and (n) in no event shall the Trustee or the Delaware Trustee have any responsibility to monitor compliance with or enforce compliance with Regulation RR or other rules or regulations, including relating to risk retention. Neither the Trustee nor the Delaware Trustee shall be charged with knowledge of such rules, nor shall it be liable to the Certificateholder, the Depositor, the Servicer or other person for violation of such rules now or hereinafter in effect. 21 4814-8521-2291.2

Section 7.02 Representations, Warranties and Covenants of the Trustee and the Delaware Trustee. (a) The Trustee hereby represents and warrants as of the date hereof to the Depositor and the Certificateholder that: (i) It is duly organized and validly existing in good standing under the laws of its governing jurisdiction and has an office located within the State of Nebraska. It has all requisite banking power and authority to execute, deliver and perform its obligations under this Agreement. (ii) It has taken all action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement has been executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf. (iii) None of the execution or the delivery by it of this Agreement, the consummation by it of the transactions contemplated hereby or under any Trust Document to which it is a party, or compliance by it with any of the terms or provisions hereof or thereof will contravene any federal or New York state law, governmental rule or regulation governing the banking or trust powers of the Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws. (iv) This Agreement has been duly executed and delivered and constitutes the legal, valid and binding agreement of the Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law). (b) The Delaware Trustee hereby represents and warrants as of the date hereof to the Depositor and the Certificateholder that: (i) It is duly organized and validly existing in good standing under the laws of its governing jurisdiction and has an office located within the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement has been executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf. (iii) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Delaware Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws. 22 4814-8521-2291.2

(iv) This Agreement has been duly executed and delivered and constitutes the legal, valid and binding agreement of the Delaware Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law. Section 7.03 Reliance; Advice of Counsel. (a) The Trustee and the Delaware Trustee shall incur no liability to anyone in acting upon any signature, instrument, direction, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Trustee and the Delaware Trustee may request and conclusively rely upon an opinion of counsel. The Trustee and the Delaware Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Trustee and the Delaware Trustee may for all purposes hereof request and rely on a certificate, signed by the president or any vice president or by the treasurer or other Responsible Officers (as defined in the Repurchase Agreement) of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Trustee or the Delaware Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. Neither the Trustee nor the Delaware Trustee need investigate or re-calculate, evaluate, verify or independently determine the accuracy of any report, certificate, information, statement, representation or warranty or any fact or matter stated in such document and may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein. (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Trust Documents, the Trustee and the Delaware Trustee may, at the expense of the Trust, (i) act directly or through its agents or attorneys pursuant to agreements entered into with any of them (and the Trustee and the Delaware Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Trustee or the Delaware Trustee, as the case may be, with due care) and (ii) consult with counsel, experts and accountants to be selected with due care and employed by it. Neither the Trustee nor the Delaware Trustee shall be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or written opinion of any such counsel, experts or accountants and not contrary to this Agreement or any other Trust Document. Section 7.04 Not Acting in Individual Capacity. Except as provided in this Article, in accepting the trusts hereby created each of UB&T and U.S. Bank Trust National Association is acting solely as Trustee and Delaware Trustee, respectively, hereunder and not in its individual capacity and all Persons having any claim against the Trustee or the Delaware Trustee by reason of the transactions contemplated by this Agreement or any other Trust Document shall look only to the Trust Estate for payment or satisfaction thereof. Section 7.05 Trustee and Delaware Trustee Not Liable for Trust Certificate or Education Loans. The recitals contained herein and in the Trust Certificate (other than the representations, warranties and covenants of the Trustee and the signature of and authentication by the Trustee on 23 4814-8521-2291.2 the Trust Certificate) shall be taken as the statements of the Depositor, and each of the Trustee and the Delaware Trustee assume no responsibility for the correctness thereof. The Trustee and the Delaware Trustee make no representations as to the validity or sufficiency of this Agreement, the Trust Certificate, any other Trust Document (other than in the case of the Trustee the signature of and authentication by the Trustee on the Trust Certificate) or any Education Loan or related documents. Neither the Trustee nor the Delaware Trustee shall at any time have any responsibility (or liability) for or with respect to the legality, validity, enforceability and eligibility of any Education Loan, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to the Certificateholder under this Agreement or under the Repurchase Agreement, including (a) the existence and contents of any computer or other record of any Education Loan, (b) the validity of the assignment of any Education Loan to the Trustee on behalf of the Trust, (c) the completeness of any Education Loan file, (d) the performance or enforcement (except as expressly set forth in any Trust Document) of any Education Loan, (e) the enforceability of any Education Loan, (f) the compliance by the Servicer with any warranty, representation or covenant made under any Trust Document or in any related document, or (g) the accuracy of any such warranty or representation or any action or inaction of the Depositor, the Certificateholder or the Servicer taken in the name of the Trustee or the Delaware Trustee. Section 7.06 Duties of the Delaware Trustee. The Delaware Trustee is appointed to serve as the trustee of the Trust in the State of Delaware for the sole purpose of satisfying the requirement of Section 3807(a) of the Delaware Statutory Trust Act that the Trust have at least one trustee with a principal place of business in Delaware. It is understood and agreed by the parties hereto that the Delaware Trustee shall have none of the duties or liabilities of the Trustee. The duties of the Delaware Trustee shall be limited to (a) accepting legal process served on the Trust in the State of Delaware and (b) the execution of any certificates required to be filed with the Secretary of State of the State of Delaware which the Delaware Trustee is required to execute under Section 3811 of the Delaware Statutory Trust Act. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto with respect to the Trust, the beneficial owners thereof or any other person, it is hereby understood and agreed by the other parties hereto that such duties and liabilities will be replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Section. No implied duties (including fiduciary duties) or obligations shall be read into this Agreement or any Trust Document against the Delaware Trustee. The Delaware Trustee shall have all the rights, privileges and immunities (but none of the obligations) of the Trustee. In addition to the foregoing, the Delaware Trustee also hereby agrees to execute and deliver all amendments or supplements to this Agreement, delivered to it for execution pursuant to Section 11.01 hereof, if such amendment or supplement does not affect the rights, indemnities, immunities or duties of the Delaware Trustee. The Delaware Trustee shall not be liable for supervising or monitoring the performance and the duties and obligations of any other Person, including, without limitation, the Trustee or the Trust under this Agreement or any Trust Document and the Delaware Trustee shall have no liability for the acts or omissions of the Trustee, the Trust, the beneficial owners thereof or any other person. 24 4814-8521-2291.2

ARTICLE VIII COMPENSATION AND INDEMNITY OF TRUSTEE AND DELAWARE TRUSTEE Section 8.01 Trustee’s and Delaware Trustee’s Fees and Expenses. The Trustee and the Delaware Trustee shall receive as compensation for its services hereunder the trustee fees, payable in accordance with Section 2.12 hereof. The Trustee and the Delaware Trustee shall be entitled to be reimbursed by the Trust, or, to the extend not paid thereby, by the Depositor, for its other reasonable expenses (including the reasonable fees and expenses of counsel and independent accountants) hereunder, payable in accordance with Section 2.12 hereof, or, to the extend not paid thereby, by the Depositor. Section 8.02 Payments to the Trustee and to the Delaware Trustee. Any amounts paid to the Trustee or to the Delaware Trustee pursuant to Section 8.01 hereof shall be deemed not to be a part of the Trust Estate immediately after such payment. Section 8.03 Indemnity. Each of the Trust and the Depositor, jointly and severally, agrees, to the fullest extent permitted by applicable law, to assume liability for, defend, indemnify and hold harmless the Trustee, in its individual capacity and in its capacity as Trustee, and the Delaware Trustee, in its individual capacity and in its capacity as Delaware Trustee, and their officers, directors, employees and agents from and against any and all liabilities, obligations, losses, damages, taxes, claims, actions, suits, costs, expenses, taxes, penalties and disbursements (including reasonable fees and expenses of its accountants, experts and counsel, including without limitation, any legal fees, costs and expenses in connection with enforcing (including any action, claim or suit brought) its rights to indemnity hereunder) of any kind and nature whatsoever which may be imposed on, incurred by or asserted at any time against the Trustee, in its individual capacity and in its capacity as Trustee, or the Delaware Trustee, in its individual capacity and in its capacity as Delaware Trustee, and their officers, directors, employees and agents in any way relating to or arising out of the Trust Estate, any of the properties included therein, the acceptance, creation, operation, termination or administration of the Trust Estate or the Trust or any action or inaction of the Trustee, the Delaware Trustee or the Trust hereunder or under the Transaction Documents or any other agreement contemplated by any of the foregoing or any certificate of the Certificateholder, except only that the Trust shall not be required so to assume liability for, or to indemnify any of the foregoing Persons with respect to such Person’s gross negligence or willful misconduct and provided that the Trust, the Trustee and the Delaware Trustee agree that such assumption of liability for liabilities, obligations, losses, damages, taxes, claims, actions, costs, expenses, taxes, penalties or disbursements of any kind shall be direct and primary and not that of a guarantor. If any item assumed by the Trust under this Section is also subject to indemnification by another party to any of the documents specifically referenced herein (other than Section 8.04 hereof), the Trustee or the Delaware Trustee shall first make demand on such party for indemnification of any such item but shall not be obligated to exhaust its remedies thereunder. The indemnities contained in this Section shall survive the resignation or removal of the Trustee or the Delaware Trustee and shall survive the termination of the Trust and this Agreement. Such indemnification and reimbursement shall be paid solely from amounts made available in the Subsidiary Trust Account pursuant to Section 2.12 hereof. 25 4814-8521-2291.2

Section 8.04 Certificateholder to Assume Liability. To the extent the following amounts required to be paid hereunder to the Trustee or the Delaware Trustee are not paid pursuant to Sections 8.01 or 8.03 hereof and to the fullest extent permitted by applicable law, the Certificateholder shall pay or cause to be paid (or reimburse the Trustee or the Delaware Trustee, as applicable, for) (a) all reasonable fees and expenses of the Trustee and the Delaware Trustee, as applicable, hereunder, including, without limitation, the reasonable compensation, expenses and disbursements of such agents, representatives, accountants, experts and counsel as the Trustee and the Delaware Trustee, as applicable, may employ in connection with the exercise and performance of its rights and duties under this Agreement, the Transaction Documents or any other agreement contemplated by any of the foregoing, whether or not the transactions contemplated hereby and thereby are consummated and (b) all amounts required to be paid by Sections 8.01 or 8.03 hereof and not paid by the Trust. The liabilities and indemnities contained in this Section are for the benefit of the Trustee and the Delaware Trustee, as applicable, each in its individual capacity and its officers, directors and employees and shall not be construed as imposing any liabilities on the Certificateholder or any Affiliate thereof for any expense or liability of the Trust to third parties. Except as expressly provided in this Section and in Sections 3.03(f), 7.01(d) and 7.01(i) hereof, the Certificateholder shall not have any liabilities for the expenses and liabilities of the Trust and all such expenses and liabilities are special limited obligations of the Trust payable solely from the Trust Estate. ARTICLE IX TERMINATION OF TRUST AGREEMENT Section 9.01 Termination of Trust Agreement. (a) This Agreement (other than Article VIII) and the Trust shall terminate and be of no further force or effect upon (i) the final distribution of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Repurchase Agreement and Article V hereof and (ii) the filing of the certificate of cancellation by the Trustee pursuant to subsection (c) of this Section. The bankruptcy, liquidation, dissolution, death or incapacity of the Certificateholder shall not (x) operate to terminate this Agreement or the Trust, (y) entitle such holder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto. (b) Except as provided in subsection (a) of this Section, none of the Depositor, the Buyer or the Certificateholder shall be entitled to revoke or terminate the Trust. (c) Upon final distribution of any funds remaining in the Trust, the Trustee shall file a certificate of cancellation (to be prepared by the Depositor) of the Trust’s certificate of trust pursuant to Section 3810(c) of the Delaware Statutory Trust Act and shall give notice thereof to the Delaware Trustee. ARTICLE X 26 4814-8521-2291.2

SUCCESSOR TRUSTEES AND DELAWARE TRUSTEES AND ADDITIONAL TRUSTEES AND DELAWARE TRUSTEES Section 10.01 Eligibility Requirements for Trustee and Delaware Trustee. The Trustee (other than UB&T, as initial Trustee) shall at all times be a corporation or association (i) being authorized to exercise corporate trust powers and hold legal title to the Education Loans; (ii) having a combined capital and surplus of at least $50,000,000 and being subject to supervision or examination by Federal or state authorities; (iii) having a place of business in the State of New York and (iv) having (or having a parent which has) a rating in respect of its long-term senior unsecured debt of at least “BBB-“ (or the equivalent) by each of the Rating Agencies. If the Trustee shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of the Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Delaware Trustee shall at all times be a bank or trust company satisfying the provisions of Section 3807(a) of the Delaware Statutory Trust Act. In case at any time the Trustee or the Delaware Trustee, as the case may be, shall cease to be eligible in accordance with the provisions of this Section, the Trustee or the Delaware Trustee, as the case may be, shall resign immediately in the manner and with the effect specified in Section 10.02 hereof. Section 10.02 Resignation or Removal of Trustee or the Delaware Trustee. The Trustee or the Delaware Trustee, as the case may be, may at any time resign and be discharged from the trusts hereby created by giving thirty (30) days written notice thereof to the Depositor. Upon receiving such notice of resignation, the Depositor shall, with the consent of the Buyer (unless the Repurchase Agreement has been terminated and all obligations owed thereunder to the Buyer have been paid in full, and which consent shall not be unreasonably withheld, conditioned or delayed), promptly appoint a successor Trustee or Delaware Trustee, as applicable, meeting the eligibility requirements of Section 10.01 hereof by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee or Delaware Trustee and one copy to the successor Trustee or Delaware Trustee. If no successor Trustee or Delaware Trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Trustee or Delaware Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee or Delaware Trustee; provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning Trustee or Delaware Trustee from any obligations otherwise imposed on it under the Trust Documents until such successor has in fact assumed such appointment. If at any time the Trustee or the Delaware Trustee shall cease to be or shall be likely to cease to be eligible in accordance with the provisions of Section 10.01 hereof and shall fail to resign after written request therefor by the Depositor, or if at any time an event of bankruptcy with respect to the Trustee or the Delaware Trustee shall have occurred and be continuing, then the Depositor may remove the Trustee or the Delaware Trustee. If the Depositor shall remove the Trustee or the Delaware Trustee, as the case may be, under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Trustee or Delaware Trustee, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered 27 4814-8521-2291.2 to the outgoing Trustee or Delaware Trustee so removed and one copy to the successor Trustee or Delaware Trustee, as applicable. Any resignation or removal of the Trustee or the Delaware Trustee, as applicable, and appointment of a successor Trustee or Delaware Trustee, as applicable, pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee or Delaware Trustee, as applicable, pursuant to Section 10.03 hereof, payment of all fees and expenses owed to the outgoing Trustee or the Delaware Trustee, as applicable, and the filing of a certificate of amendment to the Trust’s certificate of trust pursuant to Section 3810(b) of the Delaware Statutory Trust Act. The Depositor shall provide notice of such resignation or removal of the Trustee or the Delaware Trustee, as applicable, to the Certificateholder and the Buyer (unless the Repurchase Agreement has been terminated and all obligations owed thereunder to the Buyer have been paid in full). Section 10.03 Successor Trustee or Delaware Trustee. Any successor Trustee or Delaware Trustee, as applicable, appointed pursuant to Section 10.02 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor Trustee or Delaware Trustee, as applicable, an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee or Delaware Trustee, as applicable, shall become effective and such successor Trustee or Delaware Trustee, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee or Delaware Trustee, as applicable. The predecessor Trustee or Delaware Trustee, as applicable, shall upon payment to it of its fees and expenses deliver to the successor Trustee or Delaware Trustee, as applicable, all documents, statements, moneys and properties held by it under this Agreement; and the Depositor and the predecessor Trustee or Delaware Trustee, as applicable, shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee or Delaware Trustee, as applicable, all such rights, powers, duties and obligations. No successor Trustee or Delaware Trustee, as applicable, shall accept such appointment as provided in this Section unless, at the time of such acceptance, such successor Trustee or Delaware Trustee, as applicable, shall be eligible pursuant to Section 10.01 hereof. Upon acceptance of appointment by a successor Trustee or Delaware Trustee, as applicable, pursuant to this Section, the Depositor shall mail notice of the successor of such Trustee or Delaware Trustee, as applicable, to the Certificateholder and the Administrative Agent. If the Depositor shall fail to mail such notice within ten days after acceptance of appointment by the successor Trustee or Delaware Trustee, as applicable, the successor Trustee or Delaware Trustee, as applicable, shall cause such notice to be mailed at the expense of the Depositor. Any successor Delaware Trustee appointed pursuant to this Section shall promptly file an amendment to the certificate of trust with the Secretary of State identifying the name and principal place of business of such successor Delaware Trustee in the State of Delaware. Section 10.04 Merger or Consolidation of Trustee or Delaware Trustee. Any corporation or association into which the Trustee or the Delaware Trustee, as applicable, may be merged or 28 4814-8521-2291.2 converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee or the Delaware Trustee, as applicable, shall be a party, or any corporation or association succeeding to all or substantially all the corporate trust business of the Trustee or the Delaware Trustee, as applicable, shall, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, be the successor of the Trustee or the Delaware Trustee, as applicable, hereunder; provided that such corporation or association shall be eligible pursuant to Section 10.01 hereof; and provided, further, that the Trustee or the Delaware Trustee, as applicable, shall mail notice of such merger or consolidation to the Buyer (unless the Repurchase Agreement has been terminated and all obligations owed thereunder to the Buyer have been paid in full) not less than fifteen (15) days prior to the effective date thereof and the Delaware Trustee shall file an amendment to the certificate of trust as required under the Delaware Statutory Trust Act. Section 10.05 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee, meeting the eligibility requirements of clauses (i) through (iii) of the first sentence of Section 10.01 hereof, to act as co-trustee, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to clauses (i) or (iii) of Section 10.01 hereof and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03 hereof. Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions: (i) all rights, powers, duties, and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, solely at the written direction of the Trustee; (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and 29 4814-8521-2291.2

(iii) the Depositor and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee. Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to the Depositor. Any separate trustee or co-trustee may at any time appoint the Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. ARTICLE XI MISCELLANEOUS Section 11.01 Supplements, Amendments and Waivers. Any provision of this Agreement may be supplemented, amended or waived if, but only if, such supplement, amendment or waiver is in writing and, in the case of a supplement or an amendment, is signed by the Certificateholder, the Trustee and the Delaware Trustee, with the prior written consent of the Buyer (unless the Repurchase Agreement has been terminated and all obligations owed thereunder to the Buyer have been paid in full, and which consent shall not be unreasonably withheld, conditioned or delayed) and, in the case of a waiver, is signed by the party (or parties, as applicable) granting the waiver and then such waiver shall be effective only in the specific instance and for the specific purpose for which given. To the extent the consent of any of the parties hereto is required under this Agreement, the determination as to whether to grant or withhold such consent shall be made by such party in its sole discretion without any implied duty toward any other Person, except as otherwise expressly provided herein. Notwithstanding anything herein to the contrary, no provision of this Agreement may be supplemented, amended or waived if such supplement, amendment or waiver will cause the Trust to be treated, for federal income tax purposes, as an association or a publicly traded partnership taxable as a corporation. Prior to the execution of any amendment to this Agreement, the Trustee, the Delaware Trustee and the Buyer (unless the Repurchase Agreement has been terminated and all obligations owed thereunder to the Buyer have been paid in full) shall be entitled to receive and rely upon an opinion of counsel from the Depositor stating that (i) the execution of such amendment is authorized or permitted by this Agreement and (ii) in the opinion of such counsel all conditions precedent in connection with such amendment, if any, have been complied with. The Trustee, the Delaware Trustee and the Buyer (unless the Repurchase Agreement has been terminated and all 30 4814-8521-2291.2 obligations owed thereunder to the Buyer have been paid in full) may, but shall not be obligated to enter into any such amendment which affects the Trustee’s or the Buyer’s (unless the Repurchase Agreement has been terminated and all obligations owed thereunder to the Buyer have been paid in full), as applicable, own rights, duties or immunities under this Agreement or otherwise. No amendment pursuant to this Section shall be effective which affects the rights, duties, indemnities or immunities of the Trustee, the Delaware Trustee or the Buyer (unless the Repurchase Agreement has been terminated and all obligations owed thereunder to the Buyer have been paid in full) without the prior written consent of such affected party. Section 11.02 No Legal Title to Trust Estate in the Certificateholder. Subject to its rights to exercise the Unwind Rights, the Certificateholder shall not have legal title to any part of the Trust Estate. The Certificateholder shall be entitled to receive distributions with respect to its undivided beneficial ownership interest therein only in accordance with Section 2.12 hereof and Section 6.3(d) of the Repurchase Agreement until the Repurchase Agreement is terminated and all obligations owed thereunder to the Buyer have been paid in full. No transfer, by operation of law or otherwise, of any right, title, or interest of the Certificateholder to and in its beneficial ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate. Section 11.03 Limitations on Rights of Others. Except for Section 2.08 hereof, the provisions of this Agreement are solely for the benefit of the Trustee, the Delaware Trustee, the Certificateholder, the Depositor, and, to the extent expressly provided herein, the Buyer (unless the Repurchase Agreement has been terminated and all obligations owed thereunder to the Buyer have been paid in full), and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under this Agreement or any covenants, conditions or provisions contained herein. Section 11.04 Notices. (a) All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by facsimile copy or other electronic means) and mailed, delivered by nationally recognized overnight courier service, transmitted or delivered by hand, if to the Delaware Trustee, to 300 Delaware Avenue, 9th Floor, Wilmington, DE 19801, Attn: NELNET Legacy Private Loans Trust, with a copy to 1 Federal Street, EX-MA-FED, Boston, MA 02110, Attn: GSF-Nelnet Unsecured Personal Loan Warehouse Trust and with respect to each other party hereto, at its address as specified in the Repurchase Agreement or at such other address as shall be designated by such party in a written notice to the other parties hereto; provided, however, that each notice to the Trust shall be delivered to Nelnet Legacy Private Loans Trust c/o Nelnet Private Student Loan Financing Corporation, as Depositor, with a copy to the Trustee at its address set forth in Section 3.02 hereof. Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the specified facsimile number and an appropriate confirmation is received, (ii) if given by email, when sent to the specified email address and an appropriate confirmation is received, (iii) if given by mail, five (5) days after being deposited in the United States mail, first class postage prepaid, (iv) if given by a nationally recognized courier guaranteeing overnight delivery, the Business Day following such day after such communication is delivered to such courier or (v) if given by any other means, when delivered at the address specified in this Section. 31 4814-8521-2291.2

Notwithstanding the foregoing, any recipient may designate what it deems to be appropriate confirmation and that notification by e-mail to it shall not be effective without such confirmation. (b) The Depositor shall make available to the Trustee (i) as soon as possible, and in any event within ninety (90) days after the end of each fiscal year of the Depositor (or an affiliate of the Depositor), audited financials of the Depositor (or an affiliate of the Depositor) as at the end of and for such fiscal year and (ii) as soon as possible, and in any event within forty-five (45) days after the end of each quarterly accounting period of the Depositor (or an affiliate of the Depositor), unaudited financials of the Depositor (or an affiliate of the Depositor) as at the end of and for such period. Section 11.05 No Waivers; Remedies. No failure or delay by any party hereto in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Section 11.06 Successors and Assigns. All covenants and agreements contained herein shall be binding upon and inure to the benefit of the Depositor and its successors, the Trustee and its successors, the Delaware Trustee and its successors, each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Buyer (unless the Repurchase Agreement has been terminated) or the Certificateholder shall bind the successors and assigns of such holder. Section 11.07 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. Section 11.08 Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. Section 11.09 Waiver of Jury Trial. Each of the parties hereto hereby waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort or otherwise, among any of them arising out of, connected with, relating to or incidental to the relationship between them in connection with this Agreement or other Facility Documents. Section 11.10 Bankruptcy Non-Petition and Limited Recourse. The Trustee (not in its individual capacity but solely as Trustee), by entering into this Agreement, the Delaware Trustee (not in its individual capacity but solely as Delaware Trustee), by entering into this Agreement, the Certificateholder (as evidenced by its acceptance of the Trust Certificate) and the Buyer by accepting the benefits of this Agreement, hereby covenant and agree that they will not, prior to the date which is one year and one day (or, if longer, any applicable preference period plus one day) after termination of this Agreement and payment in full of the Obligations under the Repurchase 32 4814-8521-2291.2

Agreement, institute against, or join any other Person in instituting against, the Trust or the Depositor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or any similar proceeding under any federal or state bankruptcy or similar law; provided, that nothing in this provision shall preclude or be deemed to stop any party hereto (a) from taking any action prior to the expiration of the aforementioned one year and one day period in (i) any case or proceeding voluntarily filed or commenced by the Trust or the Depositor or (ii) any involuntary insolvency proceeding filed or commenced against the Trust or the Depositor by a Person other than any other party hereto or (b) from commencing against the Trust or the Depositor or the Subsidiary Trust Asset Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency or a liquidation proceeding. The obligations of the Trust are limited recourse obligations payable solely from the Subsidiary Trust Asset Collateral and, following realization of the Subsidiary Trust Asset Collateral and its application in accordance with the terms of this Agreement and the Repurchase Agreement, any outstanding obligations of the Trust shall be extinguished and shall not thereafter revive. In addition, no recourse shall be had for any amounts payable or any other obligations arising under the Facility Documents against any officer, member, director, employee, partner or security holder of the Trust or the Depositor or any of their successors or assigns. The foregoing shall not limit the rights of the Trustee or the Delaware Trustee, respectively, to file any claim in, or otherwise take any action with respect to, any insolvency proceeding that was instituted against the Trust by a Person other than the Trustee or the Delaware Trustee, respectively. Section 11.11 No Recourse. Each Certificateholder by accepting the Trust Certificate acknowledges that such holder’s Trust Certificate represents beneficial interests in the Trust only and does not represent interests in or obligations of the Depositor, the Servicer, the Trustee, the Delaware Trustee, the Buyer or any Affiliate thereof or any officer, director or employee of any thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Trust Certificate or the other Trust Documents. Section 11.12 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by facsimile or electronic mail of an executed signature page of this Agreement shall be effective as delivery of an executed counterpart hereof. Section 11.13 Entire Agreement. This Agreement, including all Exhibits, Schedules and Appendices and other documents attached hereto or incorporated by reference herein, together with the other Facility Documents, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other negotiations, understandings and representations, oral or written, with respect to the subject matter hereof. Section 11.14 Limitation of Liability. No claim may be made by any party hereto or any other Person against any other party hereto or their affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any act, omission or event occurring in connection therewith; and each party hereto hereby waives, releases and agrees not to sue upon any claim for 33 4814-8521-2291.2 any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. Section 11.15 Section Titles. The section titles contained in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties. Section 11.16 Force Majeure. In no event shall the Trustee or the Delaware Trustee be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond their control, including but not limited to, acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, government action, including any laws, ordinances, regulations, government action or the like which delay, restrict or prohibit the providing of the services contemplated by this Agreement; it being understood that the Trustee and the Delaware Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance of their obligations hereunder as soon as practicable under the circumstances. Section 11.17 Patriot Act Compliance. In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, without limitation, those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA Patriot Act of the United States (“Relevant Law”), each of UB&T and U.S. Bank Trust National Association is required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with UB&T and U.S. Bank Trust National Association. Accordingly, each of the parties agrees to provide to each of UB&T and U.S. Bank Trust National Association upon its request from time to time such identifying information and documentation as may be available in order to enable UB&T and U.S. Bank Trust National Association to comply with Relevant Law. Section 11.18 Survival. The provisions of this Article shall be continuing and shall survive the termination of this Agreement. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 34 4814-8521-2291.2

EXHIBIT A FORM OF TRUST CERTIFICATE NO. __ THIS TRUST CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR, THE TRUSTEE, THE DELAWARE TRUSTEE, THE SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES OR ASSIGNEES. THIS TRUST CERTIFICATE IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY PRIVATE INSURER. THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES FOR THE BENEFIT OF THE TRUST THAT THIS CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS AN INSTITUTIONAL ACCREDITED INVESTOR TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON REGULATION D, AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION OR (II) TO A PERSON WHOM IS A “QUALIFIED PURCHASER” AS DEFINED FOR PURPOSES OF SECTION 3(C)(7) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THE HOLDER HEREOF, BY ACQUIRING THIS TRUST CERTIFICATE, REPRESENTS AND AGREES FOR THE BENEFIT OF THE DEPOSITOR AND THE TRUSTEE THAT: IT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(A)(1)-(3) AND (7) OF REGULATION D UNDER THE SECURITIES ACT) OR AN ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS; ITS ACQUISITION OF THIS TRUST CERTIFICATE IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, IT IS A “QUALIFIED PURCHASER” AS DEFINED FOR PURPOSES OF SECTION 3(C)(7) OF THE INVESTMENT COMPANY ACT AND IT IS HOLDING THIS TRUST CERTIFICATE FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION. NO TRANSFER OF THIS TRUST CERTIFICATE WILL BE REGISTERED UNLESS THERE IS PROVIDED A REPRESENTATION SATISFACTORY TO THE TRUSTEE THAT THIS TRUST CERTIFICATE IS NOT BEING ACQUIRED DIRECTLY OR INDIRECTLY FOR, ON BEHALF OF OR WITH THE ASSETS OF, AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) WHETHER OR NOT SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY ENTITY WHOSE UNDERLYING 4814-8521-2291.2

ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY. THIS TRUST CERTIFICATE MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN ACCORDANCE WITH SECTION 3.03(h) OF THE TRUST AGREEMENT (AS DEFINED BELOW). A-2 4814-8521-2291.2

NELNET LEGACY PRIVATE LOANS TRUST TRUST CERTIFICATE evidencing all of the ownership interests in the Trust, as defined below, the property of which includes, among other things, an initial pool of Education Loans contributed to the Trust by the Depositor (as defined below), on the Effective Date, and in the future may include additional Education Loans which may be acquired by the Trust from time to time. (This Trust Certificate does not represent an interest in or obligation of the Depositor, the Servicer (as defined below), the Trustee (as defined below), the Delaware Trustee (as defined below) or any of their respective affiliates, except to the extent described below.) THIS CERTIFIES THAT ________________________ is the registered owner of this Trust Certificate. Nelnet Legacy Private Loans Trust (the “Trust”) was formed as a statutory trust under the laws of the State of Delaware by Nelnet Private Student Loan Financing Corporation, a Nebraska corporation (in such capacity, the “Depositor”). The Trust was created pursuant to a Trust Agreement, dated as of December 20, 2018, as amended and restated pursuant to an Amended and Restated Trust Agreement, dated as of December 21, 2018 (collectively, the “Trust Agreement”), by and among the Depositor, Union Bank and Trust Company, a Nebraska state-chartered commercial bank, not in its individual capacity but solely as Trustee on behalf of the Trust (the “Trustee”) and U.S. Bank Trust National Association, a national banking association, not in its individual capacity but solely as Delaware trustee (the “Delaware Trustee”), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Master Repurchase Agreement dated as of December 21, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), among Nelnet Private Student Loan Financing Corporation, as seller, Bank of America, N.A., as buyer (the “Buyer”), and the Trust. This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Trust Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust will include an initial pool of private student loans contributed by the Depositor on or about the Effective Date, additional personal loans which may be contributed by the Depositor from time to time to the Trust (the “Education Loans”), certain bank accounts, all moneys paid thereon and the proceeds thereof and certain other rights under the Trust Agreement, the Repurchase Agreement, the Servicing Agreement and all proceeds of the foregoing. To the extent of funds available therefor, amounts owing hereon will be distributed on the 25th day of each calendar month (or, if such 25th day is not a Business Day, the next succeeding Business Day), commencing on January 25, 2019 to the holder of this Trust Certificate. A-3 4814-8521-2291.2

The holder of this Trust Certificate acknowledges and agrees that its rights to receive distributions in respect of this Trust Certificate are subordinate to Obligations to the Buyer as described in the Repurchase Agreement. It is the intent of the Depositor, and the holder of this Trust Certificate that, for purposes of federal, state and local income and franchise and any other income taxes, this Trust Certificate will be treated as equity in, the Trust. In addition, as more fully described in Section 2.11 of the Trust Agreement, for federal income tax purposes the Trust is intended to be classified as a disregarded entity so long as there is only one tax owner of the Trust Certificate and as a partnership if there is more than one tax owner of this Trust Certificate. The holder of this Trust Certificate agrees, by acceptance of this Trust Certificate, to treat this Trust Certificate and the Trust consistent with such intent. The holder of this Trust Certificate, by its acceptance of this Trust Certificate, covenants and agrees that it will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to this Trust Certificate, the Trust Agreement or any of the other Trust Documents. The foregoing shall not limit the rights of the holder of this Trust Certificate to file any claim in, or otherwise take an action with respect to, any insolvency proceeding that was instituted against the Depositor or the Trust by a Person other than the holder of this Trust Certificate. Distributions on this Trust Certificate will be made as provided in the Repurchase Agreement to the holder of record hereof without the presentation or surrender of this Trust Certificate or the making of any notation hereon. This Trust Certificate does not represent an obligation of, or an interest in, the Depositor, Nelnet Servicing, LLC, as servicer (the “Servicer”), the Buyer, the Trustee, the Delaware Trustee or any affiliates of any of them, and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein, in the Trust Agreement or in the other Trust Documents. In addition, this Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Trust Estate, all as more specifically set forth in the Trust Agreement and the Repurchase Agreement. A copy of each of the Trust Agreement, the Repurchase Agreement and the Servicing Agreement may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by the holder of this Trust Certificate upon request. This Trust Certificate is intended as a medium for investment and is a security governed by Article 8 of the Uniform Commercial Code. The rights and obligations of the holder of this Trust Certificate are set forth in the Trust Agreement, the terms of which are incorporated by reference herein. As provided in the Trust Agreement and subject to certain limitations therein set forth, this Trust Certificate is exchangeable for a new Trust Certificate as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or A-4 4814-8521-2291.2 exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith. The Trustee and any agent of the Trustee may treat the person in whose name this Trust Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by any notice to the contrary. This Trust Certificate (including any beneficial interest herein) may not be acquired by directly or indirectly for, on behalf of or with the assets of, an employee benefit plan (as defined in Section 3(3) of ERISA) whether or not subject to the provisions of Title I of ERISA, a plan described in Section 4975(e)(1) of the Code or any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity (each, a “Benefit Plan”). By accepting and holding this Trust Certificate, the holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan, it is not purchasing this Trust Certificate directly or indirectly for, on behalf of or with the assets of a Benefit Plan and to have agreed that if this Trust Certificate is purchased directly or indirectly for, on behalf of or with the assets of a Benefit Plan, the holder will promptly dispose of this Trust Certificate. THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. Unless the certificate of authentication hereon shall have been executed by a Responsible Officer of the Trustee or its authenticating agent, by manual signature, this Trust Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Repurchase Agreement or be valid for any purpose. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] A-5 4814-8521-2291.2

IN WITNESS WHEREOF, the Trustee on behalf of the Trust and not in its individual capacity has caused this Trust Certificate to be duly executed as of the date set forth below. NELNET LEGACY PRIVATE LOANS TRUST, a Delaware statutory trust By: UNION BANK AND TRUST COMPANY, not in its individual capacity but solely as Trustee under that certain Amended and Restated Trust Agreement, dated as of the Effective Date, by and among Nelnet Private Student Loan Financing Corporation, as Depositor, the Trustee and U.S. Bank Trust National Association, in its capacity as Delaware Trustee By: _________________________________ Authorized Signatory Date: __________ __, ____ A-6 4814-8521-2291.2

TRUSTEE’S CERTIFICATE OF AUTHENTICATION This is the Trust Certificate referred to in the within-mentioned Trust Agreement. UNION BANK AND TRUST COMPANY, not in its individual capacity but solely as Trustee under that certain Amended and Restated Trust Agreement, dated as of the Effective Date, by and among Nelnet Private Student Loan Financing Corporation, as Depositor, the Trustee and U.S. Bank Trust National Association, in its capacity as Delaware Trustee By: _________________________________ Authorized Signatory or [_________________], solely in its capacity as Authenticating Agent for the Trustee By: _________________________________ Authenticating Agent Date: __________ __, ____ A-7 4814-8521-2291.2

ASSIGNMENT FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (Please print or type name and address, including postal zip code, of assignee) the within Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing Attorney to transfer said Trust Certificate on the books of the Trust Certificate Registrar, with full power of substitution in the premises. Dated: ______________________________* Signature Guaranteed: ______________________________* * NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company. A-8 4814-8521-2291.2

EXHIBIT B SCHEDULE OF INITIAL EDUCATION LOANS [Provided Electronically] B-1 4814-8521-2291.2